Intangible assets, net	12 Months Ended
Dec. 31, 2022
Intangible assets, net
Intangible assets, net

10.Intangible assets, net

The following table summarizes the Group’s intangible assets, net:

	As of December 31,
	2021	2022
	RMB	RMB
License of copyright	3,530	3,530
Purchased software	13,753	19,115
Trademark	—	567
Total intangible assets	17,283	23,212
Less: accumulated amortization	(8,917)	(14,283)
Less: accumulated impairment	—	(1,377)
Intangible assets, net	8,366	7,552

Amortization expenses for the years ended December 31, 2020, 2021 and 2022 were RMB3,396, RMB4,774 and RMB5,367, respectively. The Group recorded nil, nil and RMB1,377 impairment losses for the years ended December 31, 2020, 2021 and 2022, respectively.

The estimated amortization expenses for each of the following three years are as follows:

Amortization expenses of
intangible assets
RMB
2023	4,708
2024	2,621
2025	223
Total expected amortization expenses	7,552